UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-30D

                 SEMI-ANNUAL REPORT PURSUANT TO SECTION 30(b) OF
                       THE INVESTMENT COMPANY ACT OF 1940

                 For the semi-annual period ended June 30, 2000

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.
             (Exact name of Registrant as specified in its charter)

             Delaware                                75-2614883
             (State or other jurisdiction            (I.R.S. Employer
             of incorporation or organization)       Identification No.)

                         825 N.E. Multnomah, Suite 1600
                           Portland, Oregon 97232-4116
                    (Address of principal executive offices)
                                   (Zip code)

                                 (214) 754-8400
              (Registrant's telephone number, including area code)

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                         825 N.E. Multnomah, Suite 1600
                           Portland, Oregon 97232-4116

                                October 19, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:   WhiteRock Portfolio Investors, L.L.C.
            (File No. 811-9104)

Ladies and Gentlemen:

      Please find enclosed for filing, pursuant to the requirements of Rule 30b2-1 under the Investment Company Act of 1940, a copy of the report to unitholders of WhiteRock Portfolio Investors, L.L.C., a registered closed-end investment company, for the semi-annual period ended June 30, 2000. Please call the undersigned or Rhonda Brittain at (214) 754-8400 with any questions you may have.

                                    Sincerely,


                                    /s/ Dave McCampbell
                                    -------------------
                                    Vice President and Treasurer

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.

                                29 September 2000

TO THE MEMBERS OF WHITEROCK PORTFOLIO INVESTMENTS, L.L.C.

      Please find enclosed, for your information, the financial statements of Whiterock Portfolio Investors, L.L.C. for the periods ended December 31, 1999 and June 30, 2000. This information reflects the financial position of Whiterock as of the dates of these statements and its financial results for the periods shown. The statement for June 30, 2000 has not been audited. This information should be retained for future reference.

      Please feel free to contact the undersigned with any questions you may have or to up-date your personal information. Thanks.

                                        Sincerely,


                                        Rhonda S. Brittain

                                        ====================================
                                        telephone: 214 754 8459
                                        email: rbrittain@hudson-advisors.com
                                        ====================================

           825 NE Multnomah o Suite 1900 o Portland, Oregon 97232-4116

                      WhiteRock Portfolio Investors, L.L.C.
                        Statements of Financial Condition
                                  June 30, 2000

ASSETS:
  Cash and cash equivalents                                        $     59,632
  Accounts receivable                                                        --
  Investments
    Brazos Fund                                                         660,637
    Lone Star Opportunity Fund                                       12,583,827
                                                                   ------------
      TOTAL ASSETS                                                 $ 13,304,096
                                                                   ============

LIABILITIES:
  Accounts payable                                                 $     44,979
                                                                   ------------
      TOTAL LIABILITIES                                                  44,979
                                                                   ------------

PARTNERSHIP EQUITY:
  Capital contributions                                              35,229,646
  Capital distributions                                             (34,762,591)
  Life-to-date earnings                                              12,792,062
                                                                   ------------
      TOTAL PARTNERSHIP EQUITY                                       13,259,117
                                                                   ------------

      TOTAL LIABILITIES
      & PARTNERSHIP EQUITY                                         $ 13,304,096
                                                                   ============

                      WhiteRock Portfolio Investors, L.L.C.
                             Statement of Operations
                         Six Months Ended June 30, 2000

REVENUES:
  Investment income                                                   $1,400,796
  Interest income                                                          1,077
                                                                      ----------
    TOTAL REVENUES                                                     1,401,873
                                                                      ----------

EXPENSES:
  Other operating                                                          6,479
                                                                      ----------
    TOTAL EXPENSES                                                         6,479
                                                                      ----------

    NET INCOME (LOSS)                                                 $1,395,394
                                                                      ==========